SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549
                       ____________________________

                                 FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

             Date of report (Date of earliest event reported):
                               August 14, 2001
                      ____________________________

                        SARA LEE BAKERY GROUP, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                DELAWARE
             (State or Other Jurisdiction of Incorporation)

                1-7554                      36-3201045
         (Commission file Number)       (I.R.S. Employer
                                        Identification No.)

       8400 Maryland Avenue, St. Louis, Missouri      63105
       (Address of Principal Executive Offices)     (Zip Code)

                             (314) 259-7000
          (Registrant's Telephone Number, Including Area Code)
          ____________________________________________________
          ____________________________________________________

ITEM 5.  OTHER EVENTS

     Sara Lee Bakery Group, Inc., the survivor of the merger between The Earthgrains Company and SLC Acquisition Corp.(the "Registrant"), announced today with Sara Lee Corporation that Sara Lee Corporation has completed its acquisition of the Registrant, as discussed more fully in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The Registrant's common stock ceases trading on the New York Stock Exchange (trading symbol EGR) at the close of business today.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE EARTHGRAINS COMPANY
                          (Registrant)

Date: August 14, 2001      BY:  /S/ JOSEPH M. NOELKER
                                   Joseph M. Noelker
                              Vice President, General Counsel
                                  and Corporate Secretary

            EXHIBIT INDEX


Exhibit No.        Description of Index
------------       --------------------

Exhibit 99.1       Press Release